==============================================================================




                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                           NCI BUILDING SYSTEMS, INC.,

                                 THE GUARANTORS
                                  NAMED HEREIN

                                       AND

                             THE INITIAL PURCHASERS
                                  NAMED HEREIN


==============================================================================

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "AGREEMENT") is dated as of May 5, 1999, by and among NCI Building Systems, Inc., a Delaware corporation (the "COMPANY"), the guarantors identified on the signature pages attached hereto (the "GUARANTORS"), and Warburg Dillon Read LLC, NationsBanc Montgomery Securities LLC, Bear, Stearns & Co. Inc., and First Union Capital Markets (each an "INITIAL PURCHASER" and collectively, the "INITIAL PURCHASERS").

         The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers to purchase $125,000,000 aggregate principal amount of the Company's Notes (as defined herein) under the Purchase Agreement (as defined herein). The Notes will be guaranteed on an unsecured senior subordinated basis by the Guarantors and will be issued pursuant to the Indenture (as defined herein).

         The parties hereby agree as follows:

1.       DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         ACTION:  See Section 7(c).

         ADVICE:  See Section 5(c).

         AFFILIATED ACCREDITED INVESTOR: A natural person who is a director or executive officer of the Company that at the time has an individual net worth or joint net worth with his or her spouse that exceeds $1,000,000 or had individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         AGREEMENT:  See the introductory paragraph to this Agreement.

         APPLICABLE PERIOD:  See Section 2(b).

         COMPANY:  See the introductory paragraph to this Agreement.

         CONTROLLING PERSON:  See Section 7.

         EFFECTIVENESS DATE:  See Section 2(a).

         EFFECTIVENESS PERIOD:  See Section 3(a).

         EQUUS SECURITIES: Certain securities of the Company issued to Equus II Incorporated that the Company has granted certain registration rights as set forth in the Stock Registration Agreement dated April 10, 1989 between the Company and Equus II Incorporated.

         EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         EXCHANGE OFFER:  See Section 2(a).

         EXCHANGE OFFER REGISTRATION STATEMENT:  See Section 2(a).

         EXCHANGE SECURITIES:  See Section 2(a).

         EXPIRATION DATE:  See Section 2(a).

         FILING DATE:  The date that is 60 days after the Issue Date.

         GUARANTORS:  See the introductory paragraph to this Agreement.

         HOLDER:  Any record holder of Registrable Securities.

         INDEMNIFIED PERSONS:  See Section 7(a).

         INDENTURE: The Indenture, dated as of May 5, 1999, between the Company, the Guarantors party thereto and Harris Trust Company of New York, as Trustee, pursuant to which the Notes are being issued as contemplated by the terms of the Purchase Agreement, as amended or supplemented from time to time in accordance with the terms thereof.

         INITIAL PURCHASERS:  See the introductory paragraph to this Agreement.

         INITIAL SHELF REGISTRATION STATEMENT:  See Section 3(a).

         INSPECTORS:  See Section 5(o).

         ISSUE DATE: The date that the Notes are issued pursuant to the Indenture.

         LOSSES:  See Section 7(a).

         NASD:  See Section 5(t).

         NOTES: The 9 1/4% Senior Subordinated Notes due 2009 to be issued by the Company pursuant to the Indenture on the date hereof, including the related guarantees by the Guarantors.

         PARTICIPATING BROKER-DEALER:  See Section 2(b).

         PERSON: An individual, corporation, limited or general partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         PRIVATE EXCHANGE:  See Section 2(b).

         PRIVATE EXCHANGE NOTES:  See Section 2(b).

         PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         PURCHASE AGREEMENT:  The Notes Purchase Agreement dated as of
April 30, 1999 among the Company, the Guarantors and the Initial Purchasers.

         REASONABLE BEST EFFORTS: When used herein as the applicable standard of conduct of the Company or the Guarantors to keep the Exchange Offer Registration Statement or any Shelf Registration Statement effective during a defined period, it shall not be deemed to require the Company or the Guarantors to forego or delay the taking of any action, including acquisition or divestiture of businesses or assets, that any of them believe in good faith and for valid business reasons (other than avoidance of their obligations hereunder) to be in the best interests of the Company and the Guarantors.

         RECORDS:  See Section 5(o).

         REGISTRABLE SECURITIES: The Notes upon original issuance thereof and at all times subsequent thereto, each Exchange Security as to which Section 2(c)(iii) hereof is applicable upon original issuance and at all times subsequent thereto, any Transfer Restricted Securities and any Private Exchange Notes upon original issuance and at all times subsequent thereto, until in the case of any such Notes, Exchange Securities, Transfer Restricted Securities and Private Exchange Notes, as the case may be, (i) a Registration Statement covering such Notes, Exchange Securities, Transfer Restricted Securities or Private Exchange Notes has been declared effective by the SEC and such Notes, Exchange Securities, Transfer Restricted Securities or Private Exchange Notes, as the case may be, have been disposed of in accordance with such effective Registration Statement, (ii) such Notes, Exchange Securities, Transfer Restricted Securities or Private Exchange Notes, as the case may be, have been sold in compliance with Rule 144 or are salable pursuant to Rule 144(k), (iii) such Notes have been exchanged for Exchange Securities pursuant to the Exchange Offer and Section 2(c)(iii) is not applicable thereto, or (iv) such Notes, Exchange Securities, Transfer Restricted Securities or Private Exchange Notes, as the case may be, cease to be outstanding.

         REGISTRATION DEFAULT:  See Section 4.

         REGISTRATION DEFAULT DATE:  See Section 4.

         REGISTRATION STATEMENT: Any registration statement of the Company, including, but not limited to, the Exchange Offer Registration Statement, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         RULE 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

         RULE 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

         RULE 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         SEC:  The Securities and Exchange Commission.

         SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         SHELF NOTICE:  See Section 2(c).

         SHELF REGISTRATION STATEMENT:  See Section 3(b).

         SHELF REGISTRATION EVENT:  See Section 2(c).

         SPECIAL INTEREST:  See Section 4.

         SPECIAL INTEREST PAYMENT DATE: With respect to the Notes, each interest payment date as provided in the Indenture.

         SUBSEQUENT SHELF REGISTRATION STATEMENT:  See Section 3(b).

         SUBSIDIARY GUARANTORS:  See Section 10(d).

         TIA: The Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture.

         TRANSFER RESTRICTED SECURITIES: Each Note or Exchange Security until
(i) the date on which such Note has been exchanged by a person other than a broker-dealer for an Exchange Security in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Note for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the Prospectus, (iii) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Note is distributed to the public pursuant to Rule 144 under the Act.

         TRUSTEE: The trustee under the Indenture and, if applicable, the trustee under any indenture governing the Exchange Securities and Private Exchange Notes (if any).

         UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.       EXCHANGE OFFER

         (a) The Company and the Guarantors agree to file with the SEC on or before the Filing Date, an offer to exchange (each, an "EXCHANGE OFFER") any and all of the Registrable Securities (other than Private Exchange Notes, if any) for a like aggregate principal amount of 9 1/4% Senior Subordinated Notes due 2009 of the Company (guaranteed by the Guarantors) that are identical to the Notes (the "EXCHANGE SECURITIES") (and that are entitled to the benefits of a trust indenture that is identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification of such trust indenture under the TIA) and that has been qualified under the TIA), except that the Exchange Securities (and each Guarantor's guarantee thereof) shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer will be registered under the Securities Act on the appropriate form (an "EXCHANGE OFFER REGISTRATION STATEMENT") and will comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable law. The Company and the Guarantors agree to use their reasonable best efforts (i) to cause the Exchange Offer Registration Statement to become effective on or prior to the 135th day after the Issue Date (such date, the "EFFECTIVENESS DATE"); (ii) unless prohibited by the SEC, to commence the Exchange Offer with respect to (A) the Notes and (B) all Transfer Restricted Securities and to issue Exchange Securities on or prior to 45 days after the date that the Exchange Offer Registration Statement is declared effective by the SEC (or longer, if required by applicable law) (the last day of any such period, an "EXPIRATION DATE") and
(iii) to exchange Exchange Securities for all Registrable Securities validly tendered and not withdrawn pursuant to the Exchange Offer on or prior to the fifth day following the Expiration Date.

         Each Holder that participates in the Exchange Offer will be required to represent to the Company in writing (which may be contained in the applicable letter of transmittal) that (i) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act,
(iii) that such Holder is not an affiliate of the Company within the meaning of the Securities Act, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of Exchange Notes and (v) if such Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus in connection with any resale of such Exchange Notes.

         Upon consummation of an Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, MUTATIS MUTANDIS, solely with respect to Registrable Securities that are Private Exchange Notes, Exchange Securities to which Section 2(c)(iii) is applicable and Exchange Securities held by Participating Broker-Dealers, and the Company shall have no further obligation to register those Registrable Securities subject to such a valid Exchange Offer (other than Private
Exchange Notes and other than Exchange Securities as to which Section
2(c)(iii) hereof applies) pursuant to Section 3 of this Agreement. No securities other than the Exchange Securities shall be included in any Exchange Offer Registration Statement.

         (b) To the extent required by applicable law or SEC policy, the Company and the Guarantors shall include within the Prospectus contained in each Exchange Offer Registration Statement a section entitled "Plan of Distribution" reasonably acceptable to the Holders, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC (and publicly disseminated) with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "PARTICIPATING BROKER-DEALER"). Subject to the next paragraph, such "Plan of Distribution" section shall also allow the use of the Prospectus by all persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities.

         The Company and the Guarantors shall use their reasonable best efforts to keep each Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for at least 180 days following commencement of the Exchange Offer under such Registration Statement (or such shorter time as such persons must comply with such requirements in order to resell the Exchange Securities) (each, an "APPLICABLE PERIOD").

         If, prior to consummation of an Exchange Offer, any Holder holds any Notes acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution or any Holder is not entitled to participate in the Registered Exchange Offer, the Company upon the request of such Holder shall, simultaneously with the delivery of the Exchange Securities in such Exchange Offer, issue and deliver to such Holder, in exchange (each, a "PRIVATE EXCHANGE") for the Notes held by such Holder, a like principal amount of debt securities of the Company (guaranteed by the Guarantors) that are identical to the Exchange Securities (the "PRIVATE EXCHANGE NOTES") (and which are issued pursuant to the same indenture as the Exchange Securities) (except for the placement of a restrictive legend on such Private Exchange Notes). The Private Exchange Notes shall bear the same CUSIP number as the Exchange Securities. Interest on the Exchange Securities and Private Exchange Notes will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Closing Date.

         The indenture under which the Exchange Securities or the Private Exchange Notes will be issued shall provide that the holders of any of the Exchange Securities and the Private Exchange Notes will vote and consent together on all matters to which such holders are entitled to vote or consent as one class and that none of the holders of the Exchange Securities and the Private Exchange Notes will have the right to vote or consent as a separate class on any matter.

         (c) If, (i) the Company and the Guarantors are not required to file the Exchange Offer Registration Statement because the Exchange Offer is not permitted by applicable law or SEC policy or (ii) any holder of Transfer Restricted Securities (other than an Affiliated Accredited Investor) notifies the Company that (A) it is prohibited by law or SEC policy from participating in the Exchange Offer or (B) it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus is not appropriate or available for such resales or (c) it is a broker-dealer and holds Notes acquired directly from the Company or an affiliate of the Company; or (iii) in the case of any Holder that participates in an Exchange Offer, the Company receives within 10 business days after the consummation of the Exchange Offer an opinion of counsel addressed to such Holder to the effect that such Holder did not receive Exchange Securities on the date of the exchange that may be sold to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not legally available for such resales by such Holder (the occurrence of any such event, a "SHELF REGISTRATION EVENT"), then, in the case of each of clauses (i), (ii) and (iii) of this sentence, the Company and the Guarantors shall promptly deliver to the Holders and the Trustee notice thereof (the "SHELF NOTICE") and shall thereafter file an Initial Shelf Registration Statement pursuant to Section 3 of this Agreement.

3.       SHELF REGISTRATION

         If, at any time, Shelf Notice is delivered as contemplated by Section 2(c) hereof then:

         (a) The Company and the Guarantors shall promptly prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities not subject to a valid Exchange Offer (each, an "INITIAL SHELF REGISTRATION Statement"). The Company and the Guarantors shall use their reasonable best efforts to file with the SEC an Initial Shelf Registration Statement no later than 45 days after receipt of the Shelf Notice. The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form if available, permitting registration of such Registrable Securities for resale by such holders in the manner designated by them (including, without limitation, in one or more underwritten offerings). Except for the Equus Securities that the Company is required to include, the Company and the Guarantors shall not permit any securities other than the Registrable Securities to be included in any Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement. The Company and the Guarantors shall use their reasonable best efforts to cause each Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible no later than 120 days after the occurrence of the Shelf Registration Event, and to keep such Initial Shelf Registration Statement continuously effective under the Securities Act until the date which is 24 months from the Issue Date, or such shorter period ending when (i) all Registrable Securities covered by such Initial Shelf Registration Statement have been sold in the manner set forth and as contemplated in such Initial Shelf Registration Statement or (ii) a Subsequent Shelf Registration Statement covering all of the Registrable Securities has been declared effective under the Securities Act (such 24 month or shorter period, the "EFFECTIVENESS PERIOD").

         (b) If any Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company and the

Guarantors shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event the Company and the Guarantors shall use their reasonable best efforts to amend such Initial Shelf Registration Statement within 30 days of such cessation of effectiveness in a manner expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (each, a "SUBSEQUENT SHELF REGISTRATION STATEMENT"). If a Subsequent Shelf Registration Statement is filed, the Company and the Guarantors shall use their reasonable best efforts to cause the Subsequent Shelf Registration Statement to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period relating thereto. As used herein the term "SHELF REGISTRATION STATEMENT" means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

         (c) As set forth in Section 5 hereof, the Company and the Guarantors shall promptly supplement and amend any Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement or by any underwriter of such Registrable Securities.

         (d) No holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration Statement, and will not be entitled to Special Interest under Section 4, unless such Holder furnishes to the Company in writing within 20 business days after receipt of a request therefor, such information as regarding such Holder required by the Securities Act to be included in any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder of Registrable Securities as to which a Shelf Registrable Statement is being effected, by its participation in the Shelf Registration Statement, shall be deemed to agree to furnish the Company all information required to be described in order to make the information previously furnished to the Company by such Holder not materially misleading.

4.       SPECIAL INTEREST

         If (i) the Company and the Guarantors fail to file within 60 days, or cause to become effective within 135 days, the Exchange Offer Registration Statement or (ii) the Company and the Guarantors are obligated to file the Shelf Registration Statement and such Shelf Registration Statement is not filed within 45 days, or declared effective within 120 days of the Shelf Notice or (iii) the Company and the Guarantors fail to consummate the Exchange Offer within 45 days of the Effectiveness Date or (iv) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Registrable Securities during the periods required by this Agreement for a period in excess of 30 days (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT" and the date of such event, the "REGISTRATION DEFAULT DATE"), the Company and the Guarantors hereby agree to pay interest ("SPECIAL INTEREST") to each Holder of Registrable Securities (in the case of a Registration Default described in clause (i) or (iii) above) or to each Holder of Registrable Securities the resale of which is covered or intended to be required by this Agreement to be covered by such Registration Statement (in the case of a Registration Default described in clause (ii) or (iv) above) with respect to the first 90-day period

(or portion thereof) commencing on the Registration Default Date, in an amount equal to 0.5% per annum (in addition to the stated interest on the Notes) while the Registration Default continues. The amount of the Special Interest shall increase by an additional 0.5% per annum during each additional 90-day period (or a portion thereof) up to a maximum amount of Special Interest of 1.5% per annum. All accrued Special Interest shall be paid by the Company and the Guarantors on each Special Interest Payment Date to the Holders in the same manner that regular interest on the Notes is paid pursuant to the Indenture. The accrual of Special Interest with respect to such Registrable Securities will cease on the date that the Registration Default is cured relating to such Registrable Securities.

         The amount of Special Interest will be determined by multiplying the applicable Special Interest rate by the principal amount of such Registrable Securities, multiplied by a fraction, the numerator of which is the number of days such Special Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

         All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any such Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such Registrable Security shall have been satisfied in full.

         The parties hereto agree that the Special Interest provided in this
Section 4 constitutes a reasonable estimate of the damages that may be incurred by Holders by reason of the failure of the Exchange Offer Registration Statement or Shelf Registration Statement to be filed, declared effective or to remain effective, as the case may be.

5.       REGISTRATION PROCEDURES

         In connection with the registration of any Registrable Securities pursuant to Sections 2 or 3, the Company and the Guarantors shall use their reasonable best efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company and the Guarantors shall:

         (a) prepare and file with the SEC on or before the date specified in this Agreement, a Registration Statement or Registration Statements as prescribed by Section 2 or 3, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that, if (1) such filing is pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company and the Guarantors shall furnish to and afford the Initial Purchasers, the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five days prior to such filing); the Company and the Guarantors shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded a reasonable opportunity to review prior to the filing of such document, if the Initial Purchasers, the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement or such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object on a timely basis;

         (b) use its reasonable best efforts to prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period relating thereto, in the case of a Shelf Registration Statement, or until the later of the Expiration Date and the Applicable Period relating thereto (if applicable), in the case of the Exchange Offer Registration Statement; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to such Registration Statement as so amended or such Prospectus as so supplemented;

         (c) if (l) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period relating thereto, notify each of the Initial Purchasers, each of the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within five business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits); (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose;
(iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) below cease to be true and correct; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (v) of the happening of any event or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration

Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that such notification need not specifically identify such event if notification of the occurrence thereof would, in the reasonable judgment of the Company, involve the disclosure of confidential non-public information; and (vi) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; PROVIDED, FURTHER, upon complying with complying with the procedures described above in this Section 5(c) following the occurrence of an event of the type described in clause (v) of this
Section 5(c), the Company may suspend the use of any Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

         (d) if (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period relating thereto, use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment;

         (e) if a Shelf Registration Statement is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such Holders or their respective counsel reasonably request to be included therein; and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, PROVIDED that the Company shall not be required to take any action pursuant to this paragraph (e) that would, in the opinion of counsel to the Company, violate applicable law or any agreement to which the Company and its subsidiaries are then subject;

         (f) if (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period relating thereto, furnish to each Initial Purchaser, each selling Holder of Registrable Securities and to each such Participating Broker-Dealer who so requests and upon request to their respective counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Statements and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits;

         (g) if (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period relating thereto, deliver to each Initial Purchaser, each selling Holder of Registrable Securities or each such Participating Broker-Dealer, as the case may be, their counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by all of the Initial Purchasers, each of the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to such Prospectus and any amendment or supplement thereto provided such use complies with all applicable laws and regulations;

         (h) prior to any public offering of Registrable Securities or any delivery of a Prospectus contained in an Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period relating thereto, use its reasonable best efforts to register or qualify, and to cooperate with the Initial Purchasers, the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Initial Purchasers, any selling Holder, Participating Broker-Dealer, or the managing underwriters reasonably request; PROVIDED, HOWEVER, that where Exchange Securities held by Participating Broker-Dealers or Registrable Securities are offered other than through an underwritten offering, the Company shall cause its counsel to (i) perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this
Section 5(h); (ii) use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; and (iii) do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Exchange Securities held by Participating Broker-Dealers or the Registrable Securities covered by the applicable Registration Statement; PROVIDED FURTHER that the Company shall not in any case be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to any taxation in any such jurisdiction where it is not so subject;

         (i) if a Shelf Registration Statement is filed pursuant to Section 3, cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request;

         (j) use its reasonable best efforts to cause the Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company and the Guarantors will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals;

         (k) if (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period relating thereto, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) above, as promptly as practicable (but not earlier than such time as the Company otherwise determines it appropriate, in good faith, to publicly disclose the event or information requiring preparation and filing of such amendment or supplement) prepare and (subject to Section 5(a) above) file with the SEC, solely at the expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (l) unless previously rated, use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement or the Exchange Securities, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement or the Exchange Securities, as the case may be, or the managing underwriters, if any;

         (m) prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company; and (ii) a CUSIP number for the Registrable Securities;

         (n) in connection with an underwritten offering of Registrable Securities pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection if reasonably requested, (i) make such representations and warranties to the underwriters, with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when reasonably requested; (ii) use its reasonable best efforts to obtain opinions of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) use its reasonable best efforts to obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company or any of its subsidiaries for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures comparable to those set forth in Section 7 hereof (or such other provisions and procedures reasonably acceptable to the Company and the Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section, all of which shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

         (o) if (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period relating thereto, make available for inspection by any selling Holder of such Registrable Securities being sold pursuant to such Shelf Registration Statement, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "INSPECTORS"), at the offices where normally kept, during reasonable business hours, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "RECORDS") as shall be necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case requested by any such Inspector in connection with such Registration Statement; however, Records which the Company determines, in good faith, to be confidential and which the Company notifies the Inspectors in writing are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement; (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; PROVIDED that to the extent practicable the Company shall be provided the right to challenge the subpoena or order before providing such records; or (iii) the information in such Records has been made otherwise generally available to the public;

         (p) provide for an indenture trustee for the Registrable Securities or the Exchange Securities, as the case may be, and cause the Indenture or the trust indenture provided for in

Section 2(a), as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the trustee under any such indenture and the holders of the Registrable Securities, to effect such changes to such indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner;

         (q) comply with all applicable rules and regulations of the SEC to the extent and so long as they are applicable to any Exchange Offer Registration Statement or Shelf Registration Statement and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter of the Company in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering; and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

         (r) upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company in customary form, relating to the Exchange Securities or the Private Exchange Notes, as the case may be, addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the Company has duly authorized, executed and delivered the Exchange Securities and Private Exchange Notes and the related indenture; (ii) each of the Exchange Securities or the Private Exchange Notes, as the case may be, and related indenture constitute legal, valid and binding obligations of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with their respective terms (with customary exceptions); and (iii) the Guarantors have duly authorized, executed and delivered the guarantees endorsed on the Exchange Securities and the Private Exchange Notes and the related indentures;

         (s) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Notes, as the case may be, mark, or caused to be marked, on such Registrable Securities that such Registrable Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Notes, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

         (t) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

         (u) use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

         The Company may require each seller of Registrable Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Company such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, as required by the Securities Act to be included in the applicable Registration Statement. The Company may exclude from such registration the Registrable Securities of any seller or Participating Broker-Dealer who fails to furnish such information within a reasonable time after receiving such request.

         Each Holder of Registrable Securities and each Participating Broker-Dealer agrees by acquisition of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), or 5(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 5(k), or until it has received the Advice by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

6.       REGISTRATION EXPENSES

         (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Exchange Offer Registration Statement or Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel) in such jurisdictions (x) where the holders of Registrable Securities are located, in the case of the Exchange Securities, or (y) as provided in Section 5(h), in the case of Registrable Securities to be sold in a public offering or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period)); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Registrable Securities or Exchange Securities to be sold by any Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Registrable Securities included in any Registration Statement or of such Exchange Securities, as the case may be); (iii) messenger, telephone and delivery expenses incurred by the Company; (iv) fees and disbursements of counsel for the Company and (subject to the provisions of Section 6(b)) reasonable fees and disbursements of special counsel for the sellers of Registrable Securities; (v) fees and disbursements of all independent certified public accountants referred to in

Section 5(n)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) the reasonable fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Rule 2710 of the Conduct Rules of the NASD; (vii) rating agency fees; (viii) Securities Act liability insurance, if the Company desires such insurance; (ix) fees and expenses of all other Persons retained by the Company; (x) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties); (xi) the expense of any annual audit of the Company; (xii) the fees and expenses incurred by the Company in connection with the listing of the Registrable Securities on any securities exchange; and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement. Anything contained herein to the contrary notwithstanding, the Company shall not have any obligation whatsoever in respect of any underwriters' discounts or commissions, brokerage commissions, dealers' selling concessions or transfer taxes incurred in connection with the underwriting, offering or sale of Registrable Securities or Exchange Securities by or on behalf of any Person.

         (b) In connection with any Shelf Registration Statement or Exchange Offer Registration Statement hereunder, the Company shall reimburse the Initial Purchasers and Holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Securities to be included in such Registration Statement.

7.       INDEMNIFICATION

         (a) The Company, and each of the Guarantors, on a joint and several basis, agrees to indemnify and hold harmless (i) each Initial Purchaser, each Holder of Registrable Securities and each Participating Broker Dealer, (ii) each person, if any, who controls any of the foregoing within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (any of the persons referred to in this clause (ii) being hereinafter referred to as a "CONTROLLING PERSON") and (iii) its agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person (collectively, the "INDEMNIFIED PERSONS") from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) (collectively, "LOSSES") to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Indemnified Person relating to such Indemnified Person expressly for use therein; and PROVIDED, FURTHER, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnification provided in this Section 7(a) shall not inure to the benefit of any Indemnified Person from whom the Indemnified Person asserting any Loss received Notes or Exchange Securities to the extent that the Loss of or with respect to such Indemnified Person results from the fact that both (A) a copy of the final prospectus was not sent or given to such Indemnified Person at or prior to the written confirmation of the sale of such Notes, or Exchange Securities to such Indemnified Person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of the non-compliance by the Company with Section 5(g). This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have, including, but not limited to, liability under this Agreement.

         (b) In connection with any Registration Statement pursuant to which a Holder of Registrable Securities offers or sells Registrable Securities, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, and each person controlling the Company or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and each of their respective agents, employees, officers and directors and the agents, employees, officers and directors of such controlling person from and against any Losses to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to such Holder furnished to the Company by or on behalf of such Holder expressly for use therein. This indemnity agreement will be in addition to any liability that such Holder may otherwise have, including, but not limited to, liability under this Agreement.

         (c) Promptly after receipt by an indemnified party under subsection 7(a) or 7(b) above of notice of the commencement of any action, suit or proceeding (collectively, an "action"), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the named parties to such action (including any impleaded parties) include such indemnified party and the indemnifying parties (or such indemnifying parties have assumed the defense of such action), and such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by paragraph (a) or (b) of this Section
7, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 of this Agreement is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under Section 7 of this Agreement, the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses of the nature contemplated by such indemnification provision (but after deducting in the case of aggregate Losses suffered by the indemnifying party, any contribution received by the indemnifying party from persons other than the indemnified party who may also be liable for contribution, including persons who control the indemnified party within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantors and the Indemnified Persons may be subject in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party, on the other hand, in connection with the statements or omissions that resulted in such losses, liabilities, claims damages and expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and a Holder, on the other hand, shall be deemed to be in the same proportion as (A) the total net proceeding from the offering and sale (before deducting expenses) received by or on behalf of the Company and the Guarantors and (B) the total proceeds received by such Holder with respect to the sale of Notes, Exchange Securities, or Private Exchange Securities. The relative fault of the Company and the Guarantors, on the one hand, and the Indemnified Persons, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or the Indemnified Persons and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this paragraph (d) of this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of paragraph (d) of this
Section 7, (i) in no case shall an Indemnified Person be required to contribute any amount in excess of the amount by which the total received by such Indemnified Person with respect to its sale of its Registrable Securities exceeds the amount of any damages that such Indemnified Person has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d) of this
Section 7, each person, if any, who controls an Indemnified Person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Indemnified Person, and each person, if any, who controls the Company and the Guarantors within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company and the Guarantors. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph 7(d), notify such party or parties from whom contribution may be sought, but, except to the extent that the indemnifying party shall be materially prejudiced thereby, the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this paragraph (d) or otherwise; PROVIDED, HOWEVER, that no additional notice shall be required with respect to any action for which notice has been given under Section 7 for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any action or claim settled without its written consent, PROVIDED, HOWEVER, that such written consent was not unreasonably withheld.

8.       RULE 144 AND RULE 144A

         The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. The
Company further covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act.

9.       UNDERWRITTEN REGISTRATIONS

         If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering and reasonably acceptable to the Company.

         No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (however the terms applicable to each Holder shall be identical in all respects) and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements applicable to all Holders.

10.      MISCELLANEOUS

         (a) REMEDIES. In the event of a breach by the Company or any Guarantor of any of their obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights provided in this Agreement, in the Indenture, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

         (b) NO INCONSISTENT AGREEMENTS. The Company and the Guarantors have not, as of the date hereof, entered into and shall not, after the date of this Agreement, enter into any agreement with respect to any of their securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Except under the Stock Registration Agreement dated April 10, 1989 between the Company and Equus II Incorporated, the Company will not have previously entered into any agreement granting any registration rights with respect to its securities to any person. The rights granted to the Holders under this Agreement do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date of this Agreement.

         (c) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. Without the written consent of the Holders of a majority in principal amount of outstanding Registrable Securities, the Company shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

         (d) SUBSIDIARY GUARANTORS. So long as any Registrable Securities remain outstanding, the Company shall cause each of its subsidiaries that becomes a guarantor of the Notes under the Indenture to execute and deliver a counterpart to this Agreement which subjects such subsidiary to the provisions of this agreement as a guarantor (all such subsidiaries, the "SUBSIDIARY GUARANTORS"). Each of the Subsidiary Guarantors agrees to join the Company in all of its undertakings hereunder to effect the Exchange Offer for the Exchange Securities (which will be guaranteed by each of the Subsidiary Guarantors with terms identical to such Subsidiary Guarantors' guaranties of the Notes) and the filing of any Shelf Registration Statement required hereunder (including, without limitation, the undertakings in Section 5 hereof).

         (e) AMENDMENTS AND WAIVERS. Except as provided in paragraph (d) above, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Securities as to which the provisions of this Agreement set forth in Sections 2 or 3 remain applicable. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

         (f) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, air courier guaranteeing overnight delivery or telecopier:

                  (i) if to a Holder of Registrable Securities, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  (ii) if to the Company, at 7301 Fairview, Houston, Texas 77041, telephone: (713) 466-7788, telecopy: (713) 856-8109), Attention:
         Chief Financial Officer.

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to an air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

         (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (i) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         (k) SUBMISSION TO JURISDICTION. The Company and the Guarantors irrevocably submit to the nonexclusive jurisdiction of any State or Federal court sitting in New York over any suit, action or proceeding arising out of or relating to this Agreement. The Company and the Guarantors irrevocably waive, to the fullest extent permitted by law, any objection they may now or thereafter have to the laying of venue of any such court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Company and the Guarantors agree that a final nonappealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each of them and may be enforced in any other courts to the jurisdiction of which the Company and the Guarantors are or may be subject, by suit upon such judgment. The Company and the Guarantors hereby appoint, without power of revocation, CT Corporation System as their agent to accept and acknowledge on their behalf service of any and all process which may be served in any suit, action or proceeding arising out of or relating to this letter.

         (l) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (m) ENTIRE AGREEMENT. This Agreement, together with the other Operative Documents (as defined in the Purchase Agreement), is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to in this Agreement with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (n) SECURITIES HELD BY THE COMPANY, THE GUARANTORS OR THEIR AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company, the Guarantors or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be deemed to be outstanding for purposes of determining whether such consent or approval was given by the Holders of such required percentage.

                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                             NCI BUILDING SYSTEMS, INC.

                             By: /s/ Robert J. Medlock
                                 ----------------------------------------------
                                 Name: Robert J. Medlock
                                 Title: Executive Vice President

                             NCI OPERATING CORP.

                             By: /s/ Robert J. Medlock
                                 ----------------------------------------------
                                 Name: Robert J. Medlock
                                 Title: Executive Vice President

                             NCI HOLDING CORP.

                             By: /s/ Robert J. Medlock
                                 ----------------------------------------------
                                 Name: Robert J. Medlock
                                 Title: Executive Vice President

                             A&S BUILDING SYSTEMS, L.P.

                                      By: NCI Operating Corp.
                                      a Nevada corporation,
                                      its general partner

                             By: /s/ Robert J. Medlock
                                 ----------------------------------------------
                                 Name: Robert J. Medlock
                                 Title: Executive Vice President

                             NCI BUILDING SYSTEMS, L.P.

                             By: NCI Operating Corp.
                                      a Nevada corporation,
                                      its general partner

                             By: /s/ Robert J. Medlock
                                 ----------------------------------------------
                                 Name: Robert J. Medlock
                                 Title: Executive Vice President

                             METAL BUILDING COMPONENTS, L.P.

                             By: NCI Operating Corp.
                                      a Nevada corporation,
                                      its general partner

                             By: /s/ Robert J. Medlock
                                 ----------------------------------------------
                                 Name: Robert J. Medlock
                                 Title: Executive Vice President

                             METAL COATERS OPERATING, L.P.

                             By: NCI Operating Corp.
                                      a Nevada corporation,
                                      its general partner

                             By: /s/ Robert J. Medlock
                                 ----------------------------------------------
                                 Name: Robert J. Medlock
                                 Title: Executive Vice President

                             METAL BUILDING COMPONENTS HOLDING, INC.

                             By: /s/ Robert J. Medlock
                                 ----------------------------------------------
                                 Name: Robert J. Medlock
                                 Title: Executive Vice President

                             METAL COATERS HOLDING, INC.

                             By: /s/ Robert J. Medlock
                                 ----------------------------------------------
                                 Name: Robert J. Medlock
                                 Title: Executive Vice President

                             METAL COATERS OF CALIFORNIA, INC.

                                           By: /s/ Robert J. Medlock
                                               ---------------------------------
                                               Name: Robert J. Medlock
                                               Title: Executive Vice President

Accepted and agreed as of the date first above written:

WARBURG DILLON READ LLC                    NATIONSBANC MONTGOMERY SECURITIES LLC

By:   /s/ James Stone                    By: /s/ J. G. Weinmann, Jr.
      ---------------------------------        ---------------------------------
Name:     James Stone                    Name:   J. G. Weinmann, Jr.
Title:    Director                       Title:  Managing Director

By:   /s/ David Borth
      ---------------------------------
Name:     David Borth
Title:    Director

BEAR, STEARNS & CO. INC.                   FIRST UNION CAPITAL MARKETS

By:   /s/    John J. Veatch, Jr.           By:   /s/ Douglas J. Fink
      --------------------------------           -------------------------------
      Name:  John J. Veatch, Jr.           Name:     Douglas J. Fink
      Title: Managing Director             Title:    Managing Director